UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
September 22, 2009
Date of Report (Date of earliest event reported)
US AIRWAYS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8444 (Commission File Number)	54-1194634 (I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
US AIRWAYS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8442 (Commission File Number)	53-0218143 (I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On September 22, 2009, US Airways Group, Inc. (“US Airways”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”) in connection with the offer and sale by US Airways to the Underwriter of 26,315,790 shares of US Airways’ common stock, par value $0.01 per share (the “Common Stock”), at a price of $4.75 per share. Pursuant to the Underwriting Agreement, US Airways granted the Underwriter an option, which expires on September 30, 2009, to purchase up to an additional 3,947,369 shares of Common Stock at the same price to cover over-allotments, if any. The Underwriter exercised its over-allotment option to purchase 2,700,000 additional shares on September 25, 2009. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
     The offering closed on September 28, 2009. The shares were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to US Airways’ shelf registration statement on Form S-3 (File No. 333-137806). The net proceeds from the offering, including the 2,700,000 shares issued pursuant to the option exercise, totaled approximately $137.3 million, after deducting fees and estimated offering expenses of approximately $500,000 payable by US Airways. US Airways intends to use the net proceeds from the offering for general corporate purposes.
     In connection with the filing of the prospectus supplement, an opinion of Latham & Watkins LLP regarding the validity of the securities being registered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated September 22, 2009, by and between US Airways Group, Inc. and Citigroup Global Markets Inc.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP included in Exhibit 5.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: September 28, 2009	By:	/s/ Stephen L. Johnson
		Name:	Stephen L. Johnson
		Title:	Executive Vice President, Corporate

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Date: September 28, 2009	By:	/s/ Stephen L. Johnson
		Name:	Stephen L. Johnson
		Title:	Executive Vice President, Corporate

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated September 22, 2009, by and between US Airways Group, Inc. and Citigroup Global Markets Inc.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP included in Exhibit 5.1.